Exhibit 32.1
SECTION 906 SARBANES OXLEY CERTIFICATION
CERTIFICATION PURSUANT TO
18 U.S.C. SS.1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of U.S. Aerospace, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Worsham, Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 15, 2010	/s/ James Worsham
	Name:	James Worsham
	Title:	Chief Executive Officer (Principal Executive Officer)
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to Company and will be retained by Company and furnished to the Securities and Exchange Commission or its staff upon request.